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                                                                    EXHIBIT 10.1



                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT ( "First Amendment") is entered into as of November 29, 1995 by and among PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Company"), each of the banks party hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Banks (the "Agent"), and THE CHASE MANHATTAN BANK, N.A. AND CITICORP USA, INC. as co-agents (the "co-agents"), and amends that certain Credit Agreement dated as of November 30, 1994 among the Company, the Banks, the Agent and the Co-Agents (the "Agreement"),

                                     RECITAL

     The Company has requested that the Maturity Date be extended for one year and that, in view of the fact that it is no longer a Bank, all references to NationsBank of Texas, N.A. as Co-Agent be deleted, and the Banks, the Agent and the Co-Agents are willing to agree to the foregoing on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties to the Agreement agree as follows:

     1. TERMS . All terms used herein shall have the same meaning as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. AMENDATORY PROVISION TO AGREEMENT. The parties hereto agree that the Agreement is amended as follows:

     2.1 Section 1.l of the Agreement is amended by amending and restating the definition of "Maturity Date" as follows:

          "MATURITY DATE" shall mean November 30, 2000 unless extended pursuant to Section 2.11 hereof."

     2.2 All references to NationsBank of Texas, N.A., in the Agreement as being a Co-Agent are deleted.

     3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent and the Banks that:

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     3.1  AUTHORITY.  The Company has all necessary power and has taken all corporate action necessary to make this First Amendment, the Agreement, and all other Loan Documents, the valid and enforceable obligations they purport to be.

     3.2 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this First Amendment, the making by the Company of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company or any of its Subsidiaries are a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company or any of its Subsidiaries.

     3.3 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Section 7 of the Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof.

     3.4 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

     4. CONDITIONS EFFECTIVENESS. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent:

     4.1 CORPORATE RESOLUTION. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the company as being in full force and effect as of the date of this First Amendment authorizing the execution, delivery and performance of this First Amendment.

     4.2 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated as of the date of this First Amendment as to the incumbency of the person or persons authorized to execute and deliver this First Amendment.

     4.3 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.


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     5.   MISCELLANEOUS.

     5.1 EFFECTIVENESS OF THE AGREEMENT. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

     5.2 NO WAIVER. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

     5.3 COUNTERPARTS. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until signed by the Company, the Agent and all Banks, whether the same or counterparts, and the same shall have been delivered to the Agent.

     5.4 JURISDICTION. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered as of the date first set forth above.

                                               PACIFICARE HEALTH SYSTEMS, INC.



                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                               BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION, as Agent


                                               By:______________________________
                                                              Vice President
(Signatures continue)


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                                               BANKS

                                               BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION, as Bank


                                               By:______________________________
                                                         Vice President



                                               THE CHASE MANHATTAN BANK, N.A.,
                                               as a Co-Agent and as a Bank


                                               By:______________________________
                                               Title:___________________________




                                               CITICORP USA, INC., as a Co-Agent
                                               and as a Bank


                                               By:______________________________
                                               Title:___________________________


                                               COOPERATIEVE CENTRALE RAINFEISEN-
                                               BOERENLEENBANK B.A., "RABOBANK
                                               NEDERLAND", NEW YORK BRANCH


                                               By:______________________________
                                               Title:___________________________


                                               By:______________________________
                                               Title:___________________________


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                                               THE DAI-ICHI KANGYO BANK, LTD.
                                               LOS ANGELES AGENCY


                                               By:______________________________
                                               Title:___________________________




                                               FIRST INTERSTATE BANK OF
                                               CALIFORNIA


                                               By:______________________________
                                               Title:___________________________




                                               THE FIRST NATIONAL BANK OF
                                               CHICAGO


                                               By:______________________________
                                               Title:___________________________




                                               MELLON BANK, N.A.


                                               By:______________________________
                                               Title:___________________________



                                               SANWA BANK CALIFORNIA


                                               By:______________________________
                                               Title:___________________________


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